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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 8, 2004
                                                         ----------------------


                             RPM INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                      1-14187                     02-0642224
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(State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


      2628 Pearl Road, P.O. Box 777, Medina, Ohio              44258
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:           (330) 273-5090
                                                     --------------------------



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 8, 2004, RPM International Inc. issued a press release announcing its second quarter results for the quarter ended November 30, 2003, which provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.





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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RPM INTERNATIONAL INC.


Date:  January 8, 2004                  By:    /s/ P. Kelly Tompkins
                                              ---------------------------------
                                              P. Kelly Tompkins
                                              Senior Vice President, General
                                              Counsel and Secretary


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                                  EXHIBIT INDEX



Exhibit      Description of Exhibit
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99.1         Press Release issued by RPM International Inc., dated
             January 8, 2004, announcing the Company's second quarter results.